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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

                          Date of Report: July 23, 2007

                                   uWink, Inc.
                                   -----------
             (Exact name of registrant as specified in its charter)

            Utah                    000-29217                 87-0412110
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       (State or other             (Commission               (IRS Employer
jurisdiction of incorporation)     File Number)             Identification)


                  16106 Hart Street, Van Nuys, California 91406
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (818) 909 6030

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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This Form 8-K and other reports filed by uWink, Inc. (the "Company", "we" or
"us") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company's management as well as estimates and assumptions made by the Company's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Company's or the Company's management identify forward looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company's industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

ITEM 8.01   OTHER EVENTS

On July 23, 2007, we issued a press release announcing preliminary revenue of $718,694 for our fiscal 2007 second quarter ended July 3, 2007, as compared to $578,876 in the first quarter of 2007 and $59,683 for our fiscal 2006 second quarter. Preliminary second quarter 2007 net sales at our prototype interactive restaurant in Woodland Hills, California amounted to $682,064, as compared to $557,907 in the first quarter of 2007.

These results are preliminary and therefore may be subject to revision. We expect to file our Quarterly Report on Form 10-QSB for the three and six months ended July 3, 2007 on or about August 17, 2007. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.


Item 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Exhibit 99        Press Release


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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  July 23, 2007                                 uWink, Inc.
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                                                By:  /s/ Peter F. Wilkniss
                                                     -----------------------
                                                     Peter F. Wilkniss
                                                     Chief Financial Officer


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